UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2012 (May 3, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 3, 2012,  Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing that, subject to market conditions, it intends to offer up to $450 million in aggregate principal amount of senior notes (the “Notes”) due in 2020 in a private placement to eligible purchasers (the “Notes Offering”).  A copy of the press release announcing the Notes Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 3, 2012, the Company also issued a press release announcing that, subject to market conditions, it is commencing an offering of 35 million shares of the Company’s common stock, par value $0.01 per share, in an underwritten public offering (the “Equity Offering”).  A copy of the press release announcing the Equity Offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibits 99.1 and  99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

This Current Report on Form 8-K and the statements contained in Exhibits 99.1 and  99.2 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Magnum Hunter Resources Corporation Announcing the Proposed Offering of Senior Unsecured Notes, dated May 3, 2012
99.2	Press Release of Magnum Hunter Resources Corporation Announcing the Proposed Offering of Common Stock, dated May 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 3, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Magnum Hunter Resources Corporation Announcing the Proposed Offering of Senior Unsecured Notes, dated May 3, 2012
99.2	Press Release of Magnum Hunter Resources Corporation Announcing the Proposed Offering of Common Stock, dated May 3, 2012